Zomedica to Take Control of New Assay Development and Manufacturing of TRUFORMA Product Line through Long-Term Licensing Agreement with Qorvo Biotechnologies

Zomedica Corp.

Wednesday, January 18, 2023 6:00 AM

ANN ARBOR, MI / ACCESSWIRE / January 18, 2023 / Zomedica Corp. (NYSE American:ZOM) ("Zomedica" or the "Company"), a veterinary health company offering diagnostic and therapeutic products for companion animals, today announced a strategic restructuring of its existing development and commercialization agreements with Qorvo Biotechnologies ("Qorvo") for the Company's TRUFORMA® line of products.

"This is an exciting milestone for Zomedica as it provides us control over the development and manufacturing of our TRUFORMA products. As we build our installed base of TRUFORMA instruments, each new assay we develop and launch represents an opportunity to seamlessly integrate it into the customer's diagnostic armamentarium without incurring new customer acquisition costs. Through these agreements, we will be able to directly increase investment as appropriate to bring more assays to market faster while reducing our per assay development and manufacturing costs," commented Larry Heaton, Zomedica's Chief Executive Officer. "These

Under the agreements, Zomedica will take control of aspects of the TRUFORMA product line previously provided by Qorvo, including development of new assays and manufacturing both instruments and assay cartridges. This positions Zomedica to invest in accelerated development of new TRUFORMA assays and to improve margins once it begins manufacturing directly.

Zomedica will provide up-front licensing and certain milestone payments, including the option to extend exclusive rights for TRUFORMA in the veterinary health market in perpetuity. A related agreement provides Zomedica the right to purchase Bulk Acoustic Wave (BAW) sensors from Qorvo for inclusion in TRUFORMA products.

While Qorvo will continue to work with Zomedica to develop the TRUFORMA assays currently planned, including the first assay for the equine market and several assays for non-infectious gastrointestinal disease in the veterinary health market, Qorvo has agreed to provide technology transfer assistance so Zomedica can undertake all future new assay development for the TRUFORMA product line and to install manufacturing capabilities at the Zomedica Global Manufacturing and Distribution Center in Roswell, GA. Zomedica will have control of development, manufacturing and commercialization of the TRUFORMA product line following this transfer period. Zomedica expects the manufacturing transfer process to take up to 18 months as specialized manufacturing equipment is produced and installed at Zomedica's facility.

The TRUFORMA diagnostic platform utilizes unique BAW technology that provides highly precise and sensitive measurements at levels that other diagnostic methods utilizing optical-based technologies cannot provide. Currently, TRUFORMA in-clinic diagnostic systems provide accurate, rapid, and reliable diagnostic results to veterinarians to assist in their diagnosis and treatment of complex thyroid and adrenal conditions. It offers the first and only feline-optimized TSH assay, the only in-clinic Free-T4 (fT4) assay, the only in-clinic quantitative Cortisol assay, and the only in-clinic endogenous ACTH (eACTH) assay, all providing reference lab quality with point of care convenience.

About Zomedica

Based in Ann Arbor, Michigan, Zomedica (NYSE American: ZOM) is a veterinary health company creating products for companion animals by focusing on the unmet needs of clinical veterinarians Zomedica's product portfolio includes innovative diagnostics and medical devices that emphasize

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Reader Advisory

Except for statements of historical fact, this news release contains certain "forward-looking information" or "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities law. Forward-looking information is frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur and include statements relating to our expectations regarding future results. Although we believe that the expectations reflected in the forward-looking information are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, performance, or achievements. Consequently, there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking information.

Forward-looking information is based on the opinions and estimates of management at the date the statements are made, including assumptions with respect to economic growth, demand for the Company's products, the Company's ability to produce and sell its products, sufficiency of our budgeted capital and operating expenditures, the satisfaction by our strategic partners of their obligations under our commercial agreements, our ability to realize upon our business plans and cost control efforts and the impact of COVID-19 on our business, results and financial condition.

Our forward-looking information is subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking information. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited t‹ uncertainty on the successful transition of the TRUFORMA manufacturing line, uncertainty as to

including the cost to develop an internal sales force and manage our growth; uncertainty as to our ability to successfully integrate acquisitions; uncertainty as to our ability to supply products in response to customer demand; uncertainty as to the likelihood and timing of any required regulatory approvals, and the availability and cost of capital; the ability to identify and develop and achieve commercial success for new products and technologies; veterinary acceptance of our products; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; our ability to secure and maintain strategic relationships; performance by our strategic partners of their obligations under our commercial agreements, including product manufacturing obligations; risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to any required clinical trials and regulatory approvals, risks relating to the safety and efficacy of our products, the use of our products, intellectual property protection, risks related to the COVID-19 pandemic and its impact upon our business operations generally, including our ability to develop and commercialize our products, and the other risk factors disclosed in our filings with the SEC and under our profile on SEDAR at www.sedar.com. Readers are cautioned that this list of risk factors should not be construed as exhaustive.

The forward-looking information contained in this news release is expressly qualified by this cautionary statement. We undertake no duty to update any of the forward-looking information to conform such information to actual results or to changes in our expectations except as otherwise required by applicable securities legislation. Readers are cautioned not to place undue reliance on forward-looking information.

Investor Relations Contact:

Dave Gentry
RedChip Companies
431 E Horatio Ave, Suite #100,
Maitland, FL 32751
407-571-0912
Dave@redchip.com

SOURCE: Zomedica Corp.

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